                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 2, 1998
                                                --------------------------------

                                MBf USA, Inc.
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           (Exact name of registrant as specified in its charter)


     Maryland                       0-17458                     73-1326131
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)                Identification
incorporation)                                                Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois                   60143
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (630) 285-9191
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  N/A
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(Former name or former address, if changed since last report)

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          MBf USA, Inc. has announced that the closing of the subscription agreement dated May 20, 1997 between the Company and Wembley Rubber Products
(M) Sdn Bhd has been extended to January 31, 1998, with an additional automatic one month extension if the closing does not take place on that date, as a result of the non-fulfillment of certain conditions precedent.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MBf USA, Inc.
                                            (Registrant)



DATE: January 14, 1998                      By:  /s/ Stephen Tan
                                               ---------------------------

                                            Name:  Stephen Tan
                                            Title: Chief Financial Officer